Exhibit 99.2

Strategic Hotels & Resorts, Inc.

Supplemental Financial Information

March 31, 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 18 properties totaling 7,954 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

42

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane Morefield

Chief Financial Officer

(312) 658-5000

Jonathan Stanner

Vice President, Capital Markets and Treasurer

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

Board of Directors

Raymond L. Gellein, Jr.

Chairman of the Board and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

William A. Prezant

Director and Chairman of the Corporate Governance and Nominating Committee

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

Officers

Laurence S. Geller

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Gregory P. Kennealey

Vice President, Asset Management

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

Cory P. Warning

Vice President, Development

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-5815

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Joseph Greff	(212) 622-0548

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Morgan Stanley	Ryan Meliker	(212) 761-7079

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	March 31, 2011
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	174,799	174,799
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,154	1,154

Combined shares and units outstanding	176,806	176,806
Common stock price at end of period	$6.45	$6.45

Common equity capitalization	$1,140,399	$1,140,399
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt	1,128,458	1,128,458
Pro rata share of unconsolidated debt	145,775	—
Pro rata share of consolidated debt	(107,275)	—
Cash and cash equivalents	(68,475)	(68,475)

Total enterprise value	$2,609,118	$2,570,618

Net Debt / Total Enterprise Value	42.1%	41.2%
Preferred Equity / Total Enterprise Value	14.2%	14.4%
Common Equity / Total Enterprise Value	43.7%	44.4%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,
	2011	2010
Revenues:
Rooms	$91,470	$80,890
Food and beverage	62,882	54,699
Other hotel operating revenue	19,973	19,100
Lease revenue	1,215	1,187

Total revenues	175,540	155,876

Operating Costs and Expenses:
Rooms	26,627	24,161
Food and beverage	46,007	39,805
Other departmental expenses	50,673	46,825
Management fees	5,774	5,672
Other hotel expenses	13,358	13,228
Lease expense	1,196	1,195
Depreciation and amortization	30,605	34,043
Corporate expenses	14,477	6,060

Total operating costs and expenses	188,717	170,989

Operating loss	(13,177)	(15,113)

Interest expense	(19,548)	(21,506)
Interest income	32	151
Equity in losses of unconsolidated affiliates	(1,600)	(560)
Foreign currency exchange gain (loss)	139	(451)
Other income, net	3,925	232

Loss before income taxes and discontinued operations	(30,229)	(37,247)
Income tax benefit	1,648	837

Loss from continuing operations	(28,581)	(36,410)
Income from discontinued operations, net of tax	162	1,799

Net loss	(28,419)	(34,611)
Net loss attributable to the noncontrolling interests in SHR’s operating partnership	138	442
Net loss attributable to the noncontrolling interests in consolidated affiliates	595	1,599

Net loss attributable to SHR	(27,686)	(32,570)
Preferred shareholder dividends	(7,721)	(7,721)

Net loss attributable to SHR common shareholders	$(35,407)	$(40,291)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.23)	$(0.55)
Income from discontinued operations attributable to SHR	—	0.02

Net loss attributable to SHR common shareholders	$(0.23)	$(0.53)

Weighted average common shares outstanding	157,333	75,572

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011 and December 31, 2010

Consolidated Balance Sheets

(in thousands, except share data)

	March 31, 2011	December 31, 2010
Assets
Investment in hotel properties, net	$1,913,569	$1,835,451
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $7,197 and $6,536	33,350	32,620
Assets held for sale	45,143	45,145
Investment in unconsolidated affiliates	100,438	18,024
Cash and cash equivalents	68,475	78,842
Restricted cash and cash equivalents	41,408	34,618
Accounts receivable, net of allowance for doubtful accounts of $1,738 and $1,922	51,096	35,250
Deferred financing costs, net of accumulated amortization of $17,067 and $15,756	3,101	3,322
Deferred tax assets	5,830	4,121
Other assets	37,438	34,564

Total assets	$2,340,207	$2,162,316

Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,121,458	$1,118,281
Bank credit facility	7,000	28,000
Liabilities of assets held for sale	95,417	93,206
Accounts payable and accrued expenses	281,560	266,773
Deferred tax liabilities	48,736	1,732
Deferred gain on sale of hotels	4,029	3,930

Total liabilities	1,558,200	1,511,922
Noncontrolling interests in SHR’s operating partnership	5,505	5,050
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share and $133,681 in the aggregate)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share and $136,347 in the aggregate)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share and $170,434 in the aggregate)	138,940	138,940
Common shares ($0.01 par value; 250,000,000 common shares authorized; 174,798,667 and 151,305,314 common shares issued and outstanding)	1,748	1,513
Additional paid-in capital	1,694,880	1,553,286
Accumulated deficit	(1,212,980)	(1,185,294)
Accumulated other comprehensive loss	(100,432)	(107,164)

Total SHR’s shareholders’ equity	741,137	620,262
Noncontrolling interests in consolidated affiliates	35,365	25,082

Total equity	776,502	645,344

Total liabilities, noncontrolling interests and equity	$2,340,207	$2,162,316

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Discontinued Operations

The results of operations of hotels sold or held for sale are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On April 6, 2011, we sold our leasehold interest in the Paris Marriott Champs Elysees for consideration of €29,200,000 ($41,567,000). As part of the transaction, we also received an additional €10,100,000 ($14,500,000) related to the release of the security deposit and other closing adjustments and expect to receive another €1,500,000 ($2,130,000) within six months of the close date for total proceeds of approximately €40,800,000 ($58,197,000). The following hotel was sold during 2010 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
InterContinental Prague	December 15, 2010	$3,564

The following is a summary of income from discontinued operations for the three months ended March 31, 2011 and 2010 (in thousands):

	Three Months Ended March 31,
	2011	2010
Hotel operating revenues	$8,805	$13,521

Operating costs and expenses	8,682	12,577
Depreciation and amortization	—	1,814

Total operating costs and expenses	8,682	14,391

Operating income (loss)	123	(870)

Interest expense	—	(3,186)
Interest income	—	7
Foreign currency exchange gain	58	6,519
Other income, net	326	—
Income tax expense	(359)	(59)
Gain (loss) on sale	14	(612)

Income from discontinued operations	$162	$1,799

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate. As part of the recapitalization, a new unconsolidated affiliate was formed to own the Hotel del Coronado and to invest cash in the asset. Pursuant to the terms of the recapitalization, we became a limited partner in the new unconsolidated affiliate, and our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. We account for this investment using the equity method of accounting.

	Three Months Ended March 31,
	2011	2010
Total revenues (100%)	$28,260	$23,736
Property EBITDA (100%)	$7,298	$5,554

Equity in losses of unconsolidated affiliate (SHR ownership)
Property EBITDA	$2,606	$2,499
Depreciation and amortization	(1,635)	(1,991)
Interest expense	(2,305)	(1,833)
Other expenses, net	(739)	(63)
Income taxes	577	537

Equity in losses of unconsolidated affiliate	$(1,496)	$(851)

EBITDA Contribution from investment in Hotel del Coronado
Equity in losses of unconsolidated affiliate	$(1,496)	$(851)
Depreciation and amortization	1,635	1,991
Interest expense	2,305	1,833
Income taxes	(577)	(537)

EBITDA Contribution from investment in Hotel del Coronado	$1,867	$2,436

FFO Contribution from investment in Hotel del Coronado
Equity in losses of unconsolidated affiliate	$(1,496)	$(851)
Depreciation and amortization	1,635	1,991

FFO Contribution from investment in Hotel del Coronado	$139	$1,140

Debt	Interest Rate (a)	Spread over LIBOR (a)	Loan Amount	Maturity
CMBS Mortgage and Mezzanine	5.80%	480 bp	$425,000	March 2016 (b)

Cash and cash equivalents			(14,547)

Net Debt			$410,453

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan Caps	February 2011	2.00%	$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013	2.50%	425,000	March 2013

(a)	Subject to a 1% LIBOR floor.
(b)	Includes extension options.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in an unconsolidated affiliate that owns the North Beach Venture development adjacent to the Hotel del Coronado and accounted for this investment using the equity method of accounting. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate. As part of the recapitalization, we increased our ownership interest in the unconsolidated affiliate that owns the North Beach Venture from 45% to 85.8% and now consolidate the affiliate.

We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended March 31,
	2011	2010
North Beach Venture
EBITDA Contribution from investment in North Beach Venture	$(4)	$1

FFO Contribution from investment in North Beach Venture	$(22)	$(10)

	Three Months Ended March 31,
	2011	2010
RCPM
SHR’s 31% share
Sales	$508	$1,089

EBITDA Contribution from investment in RCPM	$148	$285

FFO Contribution from investment in RCPM	$95	$195

SHR’s share of total residential activity:
Sales	$508	$1,089

EBITDA	$144	$286

FFO	$73	$185

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Leasehold Information

(in thousands)

	Three Months Ended March 31,
	2011	2010
Paris Marriott Champs Elysees (a):
Property EBITDA	$3,249	$3,405
Revenue (b)	$3,249	$3,405

Lease expense	(3,051)	(3,046)
Less: Deferred gain on sale leaseback	(1,152)	(1,165)

Adjusted lease expense	(4,203)	(4,211)

EBITDA contribution from leasehold	$(954)	$(806)

Marriott Hamburg:
Property EBITDA	$1,456	$1,393
Revenue (b)	$1,215	$1,187

Lease expense	(1,196)	(1,195)
Less: Deferred gain on sale leaseback	(53)	(54)

Adjusted lease expense	(1,249)	(1,249)

EBITDA contribution from leasehold	$(34)	$(62)

Total Leaseholds:
Property EBITDA	$4,705	$4,798
Revenue (b)	$4,464	$4,592

Lease expense	(4,247)	(4,241)
Less: Deferred gain on sale leaseback	(1,205)	(1,219)

Adjusted lease expense	(5,452)	(5,460)

EBITDA contribution from leaseholds	$(988)	$(868)

	March 31, 2011	December 31, 2010
Security Deposits (c):
Paris Marriott Champs Elysees	$14,055	$14,459
Marriott Hamburg	2,693	2,540

Total	$16,748	$16,999

(a)	On April 6, 2011, we sold our leasehold interest in the Paris Marriott Champs Elysees. The results of operations for the Paris Marriott Champs Elysees have been classified as discontinued operations for all periods presented.
(b)	For the three months ended March 31, 2011 and 2010, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three months ended March 31, 2011 and 2010, Revenue for the Marriott Hamburg represents lease revenue.
(c)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

Non-GAAP Financial Measures

We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.

EBITDA represents net loss attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated affiliates. We also present FFO - Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO - Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe that the presentation of FFO, FFO - Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net loss or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net loss attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net loss attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended March 31,
	2011	2010

Net loss attributable to SHR common shareholders	$(35,407)	$(40,291)
Depreciation and amortization - continuing operations	30,605	34,043
Depreciation and amortization - discontinued operations	—	1,814
Interest expense - continuing operations	19,548	21,506
Interest expense - discontinued operations	—	3,186
Income taxes - continuing operations	(1,648)	(837)
Income taxes - discontinued operations	359	59
Noncontrolling interests	(138)	(442)
Adjustments from consolidated affiliates	(1,329)	(1,482)
Adjustments from unconsolidated affiliates	3,890	3,402
Preferred shareholder dividends	7,721	7,721

EBITDA	23,601	28,679
Realized portion of deferred gain on sale leaseback - continuing operations	(53)	(54)
Realized portion of deferred gain on sale leaseback - discontinued operations	(1,152)	(1,165)
Gain on sale of assets - continuing operations	(2,640)	—
(Gain) loss on sale of assets - discontinued operations	(14)	612
Foreign currency exchange (gain) loss - continuing operations (a)	(139)	451
Foreign currency exchange gain - discontinued operations (a)	(58)	(6,519)
Adjustment for Value Creation Plan	9,181	506

Comparable EBITDA	$28,726	$22,510

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended March 31,
	2011	2010

Net loss attributable to SHR common shareholders	$(35,407)	$(40,291)
Depreciation and amortization - continuing operations	30,605	34,043
Depreciation and amortization - discontinued operations	—	1,814
Corporate depreciation	(299)	(304)
Gain on sale of assets - continuing operations	(2,640)	—
(Gain) loss on sale of assets - discontinued operations	(14)	612
Realized portion of deferred gain on sale leaseback - continuing operations	(53)	(54)
Realized portion of deferred gain on sale leaseback - discontinued operations	(1,152)	(1,165)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	359	363
Noncontrolling interests adjustments	(157)	(480)
Adjustments from consolidated affiliates	(1,561)	(1,966)
Adjustments from unconsolidated affiliates	1,839	2,004

FFO	(8,480)	(5,424)
Redeemable noncontrolling interests	19	38

FFO - Fully Diluted	(8,461)	(5,386)
Non-cash mark to market of interest rate swaps	(4,366)	—
Foreign currency exchange (gain) loss - continuing operations (a)	(139)	451
Foreign currency exchange gain, net of tax - discontinued operations (a)	(58)	(6,526)
Adjustment for Value Creation Plan	9,181	506

Comparable FFO	$(3,843)	$(10,955)

Comparable FFO per diluted share	$(0.02)	$(0.14)

Weighted average diluted shares	157,333	75,572

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity

Fairmont Scottsdale	0.80%	56 bp	$180,000	September 2011
InterContinental Chicago	1.30%	106 bp	121,000	October 2011
InterContinental Miami	0.97%	73 bp	90,000	October 2011
Bank credit facility	3.99%	375 bp	7,000	March 2012
Loews Santa Monica Beach Hotel	0.87%	63 bp	118,250	March 2012
Ritz-Carlton Half Moon Bay	0.91%	67 bp	76,500	March 2012
Hyatt Regency La Jolla	1.24%	100 bp	97,500	September 2012
North Beach Venture	5.00%	Fixed	1,476	January 2013
Marriott London Grosvenor Square (b)	1.92%	110 bp (b)	118,982	October 2013
Westin St. Francis	6.09%	Fixed	220,000	June 2017
Fairmont Chicago	6.09%	Fixed	97,750	June 2017

			$1,128,458

(a)	Spread over LIBOR (0.24% at March 31, 2011).
(b)	Principal balance of £74,160,000 at March 31, 2011. Spread over three-month GBP LIBOR (0.82% at March 31, 2011).

Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.84%	$100,000	July 2012
February 2010	5.50%	75,000	June 2013
February 2010	5.42%	50,000	August 2013
February 2010	4.90%	100,000	September 2014
February 2010	4.96%	100,000	December 2014
April 2010	5.42%	75,000	April 2015
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

	5.16%	$700,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£74,160	October 2013

At March 31, 2011, future scheduled debt principal payments are as follows:

Years ending December 31,	Amount
2011 (remainder)	$392,653
2012	310,952
2013	124,423
2014	9,481
2015	10,075
Thereafter	280,874

$1,128,458

Percent of fixed rate debt including U.S. and European swaps	~100.0%
Weighted average interest rate including U.S. and European swaps (c)	6.12%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.09

(c)	Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

Portfolio Data

Portfolio at March 31, 2011

(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR March 2011 Property EBITDA	QTR March 2011 Property EBITDA

United States:
Westin St. Francis	San Francisco, CA	1,195	15%	12%	$4,576
InterContinental Chicago (a)	Chicago, IL	792	10%	-1%	(312)
Hotel del Coronado (b)	Coronado, CA	757	10%	7%	2,606
Fairmont Chicago	Chicago, IL	687	9%	-3%	(1,207)
Fairmont Scottsdale	Scottsdale, AZ	649	8%	19%	7,370
InterContinental Miami	Miami, FL	641	8%	17%	6,402
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	4%	1,697
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	6%	2,272
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	-1%	(464)
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	6%	2,219
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	2%	715
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	5%	2,027
Four Seasons Silicon Valley (c)	Palo Alto, CA	200	3%	1%	350
Four Seasons Jackson Hole (c)	Jackson Hole, WY	124	2%	2%	734

Total United States		7,074	90%	76%	28,985

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	9%	3,520

Total Mexican		173	2%	9%	3,520

Total North American		7,247	92%	85%	32,505

European:
Marriott Hamburg (d)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	6%	2,276

Total European		515	6%	6%	2,276

Assets Held For Sale:
Paris Marriott Champs Elysees (e)	Paris, France	192	2%	9%	3,249

		7,954	100%	100%	$38,030

(a)	We own 51% controlling interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels and consolidate these hotels for reporting purposes.
(b)	Prior to February 4, 2011, we owned a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate and our ownership interest decreased from 45% to 34.3%. The percentage of Property EBITDA has been calculated based on our respective ownership throughout the period. We account for this investment under the equity method of accounting and record equity in losses of the unconsolidated affiliate in our consolidated statements of operations.
(c)	On March 11, 2011, we purchased the Four Seasons Silicon Valley and the Four Seasons Jackson Hole. We have included the results of these hotels in the percentage of Property EBITDA and quarterly Property EBITDA calculations above only for our period of ownership.
(d)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.
(e)	As of March 31, 2011, this property has been classified as held for sale; therefore, the results of operations have been included in income from discontinued operations for the three months ended March 31, 2011 and 2010. However, for purposes of this comparison, the percentage of Property EBITDA calculation above reflects operating results before they were reclassified to discontinued operations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended March 31, 2011

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Paris Marriott Champs Elysees and the InterContinental Prague as their results of operations were reclassified to discontinued operations, (ii) exclusion of the unconsolidated Hotel del Coronado and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: Four Seasons Jackson Hole (March 11, 2011) and Four Seasons Silicon Valley (March 11, 2011).

United States Hotels (as of March 31, 2011)

Acquisition property revenues - 2 Properties and 324 Rooms

Same store property revenues - 11 Properties and 5,993 Rooms

	Three Months Ended
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	Total

Acquisition property revenues (a)	$—	$—	$—	$4,209	$4,209
Acquisition property revenues (b)	9,926	17,379	11,397	13,086	51,788
Same store property revenues	159,274	152,744	162,375	152,841	627,234

Total pro forma revenues	$169,200	$170,123	$173,772	$170,136	$683,231
Pro forma seasonality %	24.8%	24.9%	25.4%	24.9%	100.0%

Mexican Hotel (as of March 31, 2011)

Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	Total

Same store property revenues	$8,515	$5,618	$10,703	$10,561	$35,397
Same store seasonality %	24.1%	15.9%	30.2%	29.8%	100.0%

North American Hotels (as of March 31, 2011)

Acquisition property revenues - 2 Properties and 324 Rooms

Same store property revenues - 12 Properties and 6,166 Rooms

	Three Months Ended
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	Total

Acquisition property revenues (a)	$—	$—	$—	$4,209	$4,209
Acquisition property revenues (b)	9,926	17,379	11,397	13,086	51,788
Same store property revenues	167,789	158,362	173,078	163,402	662,631

Total pro forma revenues	$177,715	$175,741	$184,475	$180,697	$718,628
Pro forma seasonality %	24.7%	24.5%	25.7%	25.1%	100.0%

European Hotels (as of March 31, 2011)

Same store property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	Total

Same store property revenues	$13,377	$14,958	$15,872	$11,513	$55,720
Same store seasonality %	24.0%	26.8%	28.5%	20.7%	100.0%

(a)	Acquisition property revenues for our period of ownership
(b)	Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Four Seasons Jackson Hole and Four Seasons Silicon Valley partial year results for the three months ended March 31, 2011 and 2010, (iii) exclusion of Paris Marriott Champs Elysees and InterContinental Prague as these properties results of operations were reclassified to discontinued operations for the periods presented and (iv) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2011)

11 Properties

5,993 Rooms

	Three Months Ended March 31,
	2011	2010	Change

ADR	$221.17	$208.49	6.1%
Average Occupancy	66.8%	60.7%	6.1	pts
RevPAR	$147.66	$126.64	16.6%
Total RevPAR	$284.60	$248.61	14.5%
Property EBITDA Margin	16.5%	12.2%	4.3	pts

Mexican Hotel (as of March 31, 2011)

1 Property

173 Rooms

	Three Months Ended March 31,
	2011	2010	Change

ADR	$735.72	$804.01	-8.5%
Average Occupancy	49.5%	63.4%	(13.9	)pts
RevPAR	$364.08	$509.57	-28.6%
Total RevPAR	$678.27	$905.14	-25.1%
Property EBITDA Margin	33.3%	44.2%	(10.9	)pts

North American Hotels (as of March 31, 2011)

12 Properties

6,166 Rooms

	Three Months Ended March 31,
	2011	2010	Change

ADR	$232.00	$225.97	2.7%
Average Occupancy	66.3%	60.8%	5.5	pts
RevPAR	$153.76	$137.43	11.9%
Total RevPAR	$295.69	$267.11	10.7%
Property EBITDA Margin	17.6%	15.3%	2.3	pts

European Hotels (as of March 31, 2011)

2 Properties

515 Rooms

	Three Months Ended March 31,
	2011	2010	Change

ADR	$244.71	$240.80	1.6%
Average Occupancy	70.9%	70.1%	0.8	pts
RevPAR	$173.58	$168.70	2.9%
Total RevPAR	$248.40	$241.53	2.8%
Property EBITDA Margin	32.4%	35.0%	(2.6)	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Selected Financial and Operating Information by Property

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the three months ended March 31, 2011 and 2010. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended March 31,
UNITED STATES HOTELS:	2011	2010	Change

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$9,004	$6,692	34.5%
Property EBITDA	$(1,207)	$(2,729)	55.8%

Selected Operating Information:
Rooms	687	687	—
Average occupancy	47.2%	35.0%	12.2	pts
ADR	$167.22	$164.92	1.4%
RevPAR	$79.00	$57.80	36.7%
Total RevPAR	$145.62	$108.24	34.5%

FAIRMONT SCOTTSDALE
Selected Financial Information:
Total revenues	$25,357	$23,605	7.4%
Property EBITDA	$7,370	$5,835	26.3%

Selected Operating Information:
Rooms	649	649	—
Average occupancy	79.7%	81.4%	(1.7	)pts
ADR	$270.23	$235.07	15.0%
RevPAR	$215.25	$191.43	12.4%
Total RevPAR	$434.12	$404.13	7.4%

FOUR SEASONS JACKSON HOLE

No table has been provided since we did not own the property for the entire periods presented. For the three months ended March 31, 2011, average occupancy was 70.2%, ADR was $551.85, RevPAR was $387.23 and Total RevPAR was $962.65. For the three months ended March 31, 2010, average occupancy was 63.6%, ADR was $574.98, RevPAR was $365.80 and Total RevPAR was $915.76.

FOUR SEASONS SILICON VALLEY

No table has been provided since we did not own the property for the entire periods presented. For the three months ended March 31, 2011, average occupancy was 64.3%, ADR was $294.45, RevPAR was $189.40 and Total RevPAR was $364.00. For the three months ended March 31, 2010, average occupancy was 66.2%, ADR was $257.93, RevPAR was $170.80 and Total RevPAR was $323.23.

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$13,235	$11,424	15.9%
Property EBITDA	$2,027	$1,240	63.5%

Selected Operating Information:
Rooms	222	222	—
Average occupancy	63.9%	63.0%	0.9	pts
ADR	$481.34	$446.01	7.9%
RevPAR	$307.69	$280.93	9.5%
Total RevPAR	$662.42	$571.75	15.9%

HOTEL DEL CORONADO

Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 34.3% and 45% as of March 31, 2011 and 2010, respectively):
Total revenues	$28,260	$23,736	19.1%
Property EBITDA	$7,298	$5,554	31.4%

Selected Operating Information:
Rooms	757	757	—
Average occupancy	63.0%	53.3%	9.7	pts
ADR	$296.36	$306.38	(3.3)%
RevPAR	$186.79	$163.31	14.4%
Total RevPAR	$414.80	$348.40	19.1%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

	Three Months Ended March 31,
	2011	2010	Change
HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$9,373	$7,008	33.7%
Property EBITDA	$1,697	$622	172.8%

Selected Operating Information:
Rooms	419	419	—
Average occupancy	78.4%	66.7%	11.7	pts
ADR	$162.33	$143.65	13.0%
RevPAR	$127.33	$95.83	32.9%
Total RevPAR	$248.54	$185.84	33.7%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$9,701	$7,995	21.3%
Property EBITDA	$(312)	$(708)	55.9%

Selected Operating Information:
Rooms	792	792	—
Average occupancy	60.2%	48.7%	11.5	pts
ADR	$137.69	$136.44	0.9%
RevPAR	$82.94	$66.44	24.8%
Total RevPAR	$136.10	$112.16	21.3%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$16,861	$16,905	(0.3)%
Property EBITDA	$6,402	$6,293	1.7%

Selected Operating Information:
Rooms	641	641	—
Average occupancy	81.5%	80.0%	1.5	pts
ADR	$210.52	$212.24	(0.8)%
RevPAR	$171.66	$169.83	1.1%
Total RevPAR	$292.27	$293.02	(0.3)%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$10,872	$9,753	11.5%
Property EBITDA	$2,219	$1,997	11.1%

Selected Operating Information:
Rooms	342	342	—
Average occupancy	86.1%	80.7%	5.4	pts
ADR	$270.90	$253.40	6.9%
RevPAR	$233.22	$204.40	14.1%
Total RevPAR	$353.22	$316.85	11.5%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$5,296	$4,960	6.8%
Property EBITDA	$(464)	$(1,052)	55.9%

Selected Operating Information:
Rooms	389	389	—
Average occupancy	34.7%	35.0%	(0.3	)pts
ADR	$125.04	$110.01	13.7%
RevPAR	$43.35	$38.46	12.7%
Total RevPAR	$162.08	$151.78	6.8%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

	Three Months Ended March 31,
	2011	2010	Change

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$11,014	$10,238	7.6%
Property EBITDA	$715	$553	29.3%

Selected Operating Information:
Rooms	261	261	—
Average occupancy	58.3%	61.5%	(3.2	)pts
ADR	$303.36	$270.67	12.1%
RevPAR	$176.84	$166.52	6.2%
Total RevPAR	$468.88	$435.86	7.6%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$13,216	$11,912	10.9%
Property EBITDA	$2,272	$1,662	36.7%

Selected Operating Information:
Rooms	396	396	—
Average occupancy	53.7%	49.4%	4.3	pts
ADR	$323.20	$310.35	4.1%
RevPAR	$173.67	$153.36	13.2%
Total RevPAR	$370.82	$334.22	11.0%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$28,912	$23,023	25.6%
Property EBITDA	$4,576	$2,583	77.2%

Selected Operating Information:
Rooms	1,195	1,195	—
Average occupancy	74.2%	65.1%	9.1	pts
ADR	$202.24	$179.45	12.7%
RevPAR	$150.07	$116.86	28.4%
Total RevPAR	$268.82	$214.06	25.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

	Three Months Ended March 31,
MEXICAN HOTEL:	2011	2010	Change

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$10,561	$14,093	(25.1)%
Property EBITDA	$3,520	$6,230	(43.5)%

Selected Operating Information:
Rooms	173	173	—
Average occupancy	49.5%	63.4%	(13.9	)pts
ADR	$735.72	$804.01	(8.5)%
RevPAR	$364.08	$509.57	(28.6)%
Total RevPAR	$678.27	$905.14	(25.1)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

	Three Months Ended March 31,
EUROPEAN HOTELS:	2011	2010	Change

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$4,808	$4,112	16.9%
Property EBITDA	$1,456	$1,393	4.5%

Selected Operating Information:
Rooms	278	278	—
Average occupancy	75.9%	64.8%	11.1	pts
ADR	$178.14	$177.09	0.6%
RevPAR	$135.20	$114.80	17.8%
Total RevPAR	$192.16	$164.33	16.9%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$6,705	$7,083	(5.3)%
Property EBITDA	$2,276	$2,528	(10.0)%

Selected Operating Information:
Rooms	237	237	—
Average occupancy	65.1%	76.2%	(11.1	)pts
ADR	$335.72	$304.37	10.3%
RevPAR	$218.60	$231.93	(5.7)%
Total RevPAR	$314.37	$332.08	(5.3)%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$8,806	$8,361	5.3%
Property EBITDA	$3,249	$3,405	(4.6)%

Selected Operating Information:
Rooms	192	192	—
Average occupancy	79.3%	73.8%	5.5	pts
ADR	$506.77	$514.77	(1.6)%
RevPAR	$402.02	$379.97	5.8%
Total RevPAR	$509.59	$483.84	5.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011 and 2010

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended March 31,
	2011		2010
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA

Fairmont Chicago	$(1,207)	$(1,207)	$(2,729)	$(2,729)
Fairmont Scottsdale	7,370	7,370	5,835	5,835
Four Seasons Jackson Hole	—	734	—	—
Four Seasons Silicon Valley	—	350	—	—
Four Seasons Washington, D.C.	2,027	2,027	1,240	1,240
Hotel del Coronado (a)	7,298	—	5,554	—
Hyatt Regency La Jolla	1,697	1,697	622	622
InterContinental Chicago	(312)	(312)	(708)	(708)
InterContinental Miami	6,402	6,402	6,293	6,293
Loews Santa Monica Beach Hotel	2,219	2,219	1,997	1,997
Marriott Lincolnshire Resort	(464)	(464)	(1,052)	(1,052)
Ritz-Carlton Half Moon Bay	715	715	553	553
Ritz-Carlton Laguna Niguel	2,272	2,272	1,662	1,662
Westin St. Francis	4,576	4,576	2,583	2,583
Four Seasons Punta Mita Resort	3,520	3,520	6,230	6,230
Marriott Hamburg (b)	1,456	19	1,393	(8)
Marriott London Grosvenor Square	2,276	2,276	2,528	2,528
Paris Marriott Champs Elysees (c)	3,249	—	3,405	—

	$43,094	$32,194	$35,406	$25,046

Adjustments:
Corporate expenses		(14,477)		(6,060)
Interest income		32		151
Equity in losses of unconsolidated affiliates		(1,600)		(560)
Foreign currency exchange gain (loss)		139		(451)
Other income, net		3,925		232
Income from discontinued operations		162		1,799
Depreciation expense - discontinued operations		—		1,814
Interest expense - discontinued operations		—		3,186
Income taxes - discontinued operations		359		59
Noncontrolling interest in consolidated affiliates		595		1,599
Adjustments from consolidated affiliates		(1,329)		(1,482)
Adjustments from unconsolidated affiliates		3,890		3,402
Other adjustments		(289)		(56)

EBITDA		$23,601		$28,679

(a)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our interest in this property is reflected in adjustments from unconsolidated affiliates for the three months ended March 31, 2011 and 2010, respectively. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(c)	We have a leasehold interest in this property. Therefore, EBITDA represents revenue less lease expense and expenses generated by the property. Property EBITDA represents the revenue less expenses generated by the property. As of March 31, 2011, this property has been classified as held for sale. Therefore, its results of operations have been included in income from discontinued operations for the three months ended March 31, 2011 and 2010.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2011

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended March 31, 2011
	Property EBITDA	Adjustments	Comparable EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$(1,207)	$—	$(1,207)
Fairmont Scottsdale	7,370	—	7,370
Four Seasons Jackson Hole	—	734	734
Four Seasons Silicon Valley	—	350	350
Four Seasons Washington, D.C.	2,027	—	2,027
Hyatt Regency La Jolla	1,697	(832)	865
InterContinental Chicago	(312)	153	(159)
InterContinental Miami	6,402	—	6,402
Westin St. Francis	4,576	—	4,576

Total Meetings & Business Hotels	20,553	405	20,958

Ocean Front Resorts:
Four Seasons Punta Mita Resort	3,520	—	3,520
Hotel del Coronado	7,298	(5,431)	1,867
Loews Santa Monica Beach Hotel	2,219	—	2,219
Ritz-Carlton Half Moon Bay	715	—	715
Ritz-Carlton Laguna Niguel	2,272	—	2,272

Total Ocean Front Resorts	16,024	(5,431)	10,593

European Hotels:
Marriott Hamburg	1,456	(1,490)	(34)
Marriott London Grosvenor Square	2,276	—	2,276

Total European Hotels	3,732	(1,490)	2,242

Non-Core Assets:
Paris Marriott Champs Elysees	3,249	(4,203)	(954)
Marriott Lincolnshire Resort	(464)	—	(464)

Total Non-Core Assets	2,785	(4,203)	(1,418)

	$43,094	$(10,719)	$32,375

% of QTD Comparable EBITDA
Meetings & Business Hotels	65%
Ocean Front Resorts	32%
European Hotels	7%
Non-Core Assets	-4%

Total	100%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2011

2011 Guidance

(in millions, except per share data)

	Year Ended December 31, 2011
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	7.5%	9.0%
North American same store RevPAR growth (a)	7.5%	9.0%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the Fairmont Scottsdale, Four Seasons Jackson Hole and Four Seasons Silicon Valley.

	Year Ended December 31, 2011
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(135.1)	$(125.2)
Depreciation and amortization	124.4	124.4
Interest expense	93.2	93.2
Income taxes	3.1	3.1
Noncontrolling interests	(0.5)	(0.4)
Adjustments from consolidated affiliates	(8.8)	(8.8)
Adjustments from unconsolidated affiliates	16.4	16.4
Preferred shareholder dividends	30.9	30.9
Realized portion of deferred gain on sale leasebacks	(2.4)	(2.4)
Gain on sale of asset	(2.6)	(2.6)
Adjustment for Value Creation Plan	21.6	21.6
Other adjustments	(0.2)	(0.2)

Comparable EBITDA	$140.0	$150.0

	Year Ended December 31, 2011
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(135.1)	$(125.2)
Depreciation and amortization	123.2	123.2
Realized portion of deferred gain on sale leasebacks	(2.4)	(2.4)
Deferred tax on realized portion of deferred gain	0.4	0.4
Noncontrolling interests	(0.5)	(0.4)
Adjustments from consolidated affiliates	(5.5)	(5.5)
Adjustments from unconsolidated affiliates	7.2	7.2
Gain on sale of asset	(2.6)	(2.6)
Adjustment for Value Creation Plan	21.6	21.6
Other adjustments	(4.6)	(4.6)

Comparable FFO	$1.7	$11.7

Comparable FFO per diluted share	$0.01	$0.07

Note: Beginning in the first quarter of 2011, the definitions of Comparable EBITDA, Comparable FFO and Comparable FFO per diluted share have been modified to exclude any expense related to our Value Creation Plan.